                                                                  EXHIBIT 10.6.1

                                                  BOARD APPROVAL: MARCH 22, 2005
                                              SHAREHOLDER APPROVAL: MAY 24, 2005

                            CPI AEROSTRUCTURES, INC.
                    AMENDMENT TO PERFORMANCE EQUITY PLAN 2000

     Section 3.1 of the CPI Aerostructures, Inc. Performance Equity Plan 2000
("Plan") is hereby amended to increase the number of shares of common stock reserved and available for issuance for distribution under the Plan from 830,000 shares of common stock to 1,230,000 shares of common stock.

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